                                                             EXHIBIT (a)(1)(ii)


                             PRICE ENTERPRISES, INC.

                              LETTER OF TRANSMITTAL

                           OFFER TO PURCHASE FOR CASH
                        ANY AND ALL OUTSTANDING SHARES OF
                                ITS COMMON STOCK
                             AT A PURCHASE PRICE OF
                                 $7.00 PER SHARE

--------------------------------------------------------------------------------
   THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY
          TIME, ON SEPTEMBER 11, 2001, UNLESS THE OFFER IS EXTENDED
        (SUCH DATE, AS THE SAME MAY BE EXTENDED, THE "EXPIRATION DATE")
                               OR EARLIER TERMINATED.
--------------------------------------------------------------------------------

     This Letter of Transmittal, certificates for Enterprises Common Stock and any other required documents should be sent or delivered by each stockholder of Price Enterprises, Inc. or such stockholder's broker, dealer, commercial bank, trust companies or other nominee to the Depositary at one of its addresses set forth below.

                        THE DEPOSITARY FOR THE OFFER IS:

                          MELLON INVESTOR SERVICES LLC


               BY HAND:                               BY MAIL:                         BY OVERNIGHT DELIVERY:

      Reorganization Department               Reorganization Department              Reorganization Department
             120 Broadway                           P.O. Box 3301                        85 Challenger Road
              13th Floor                     South Hackensack, NJ 07606                  Mail Drop - Reorg
          New York, NY 10271                                                         Ridgefield Park, NJ 07660


     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY TO THE DEPOSITARY.

     YOU MUST SIGN THIS LETTER OF TRANSMITTAL IN THE APPROPRIATE SPACE THEREFOR PROVIDED BELOW.

     THE INSTRUCTIONS CONTAINED WITHIN THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

     The names and addresses of the registered holders should be printed, if not already below, exactly as they appear on the certificates evidencing Enterprises Common Stock tendered hereby. The share certificates and the shares of Enterprises Common Stock that the undersigned wishes to tender should be indicated in the appropriate boxes.


--------------------------------------------------------------------------------------------------------------------
                                    DESCRIPTION OF ENTERPRISES COMMON STOCK TENDERED

                                                  (SEE INSTRUCTION 3)
--------------------------------------------------------------------------------------------------------------------
      NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)                   ENTERPRISES COMMON STOCK TENDERED
  (PLEASE FILL IN, IF BLANK, EXACTLY AS NAME(S) APPEAR(S)          (ATTACH ADDITIONAL SIGNED LIST IF NECESSARY)
                     ON CERTIFICATE(S))
--------------------------------------------------------------------------------------------------------------------
                                                                                 TOTAL NUMBER OF
                                                                                    SHARES OF       NUMBER OF SHARES
                                                                               ENTERPRISES COMMON    OF ENTERPRISES
                                                              CERTIFICATE      STOCK REPRESENTED      COMMON STOCK
                                                             NUMBER(S) (1)    BY CERTIFICATE(S) (1)    TENDERED (2)
                                                             -------------------------------------------------------
                                                             -------------------------------------------------------
                                                             -------------------------------------------------------
                                                             TOTAL NUMBER OF
                                                                SHARES OF
                                                               ENTERPRISES
                                                              COMMON STOCK:
--------------------------------------------------------------------------------------------------------------------
(1)  Need not be completed by stockholders tendering by book-entry transfer.
(2)  Unless otherwise indicated, it will be assumed that all shares of
     Enterprises Common Stock represented by any certificates delivered to the Depositary are being tendered. See Instruction 4.
--------------------------------------------------------------------------------------------------------------------


     This Letter of Transmittal is to be completed by stockholders of Price Enterprises, Inc. if certificates are to be forwarded herewith or, unless an Agent's Message (as defined in the Offer to Purchase) is utilized, if delivery of Enterprises Common Stock (as defined below) is to be made by book-entry transfer to the Depositary's account at The Depository Trust Company ("DTC") pursuant to the procedures set forth in Section 3 of the Offer to Purchase.

     Stockholders whose certificates are not immediately available or who cannot deliver their certificates and all other documents required hereby to the Depositary prior to the Expiration Date and who wish to tender their Enterprises Common Stock must do so pursuant to the guaranteed delivery procedure described in Section 3 of the Offer to Purchase. See Instruction 2.

/ / CHECK HERE IF ANY OF THE SHARE CERTIFICATES REPRESENTING SHARES THAT YOU OWN HAVE BEEN LOST, DESTROYED OR STOLEN AND SEE INSTRUCTION 11. NUMBER OF SHARES REPRESENTED BY LOST, DESTROYED OR STOLEN CERTIFICATES:
      ________________________

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW.

                 PLEASE READ THE INSTRUCTIONS SET FORTH IN THIS
                        LETTER OF TRANSMITTAL CAREFULLY.

/ / CHECK HERE IF SHARES OF ENTERPRISES COMMON STOCK ARE BEING TENDERED BY BOOK-ENTRY TRANSFER TO THE DEPOSITARY'S ACCOUNT AT DTC AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN THE DTC MAY DELIVER SHARES OF ENTERPRISES COMMON STOCK BY BOOK-ENTRY TRANSFER):

Name of Tendering Institution __________________________________________________

DTC Account Number _____________________________________________________________

Transaction Code Number ________________________________________________________

/ / CHECK HERE IF SHARES OF ENTERPRISES COMMON STOCK ARE BEING TENDERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

Name(s) of Registered Holder(s) ________________________________________________

Window Ticket Number (if any) __________________________________________________

Date of Execution of Notice of Guaranteed Delivery _____________________________

Name of Institution which Guaranteed Delivery __________________________________

IF DELIVERED BY BOOK-ENTRY TRANSFER, CHECK BOX:  / /

DTC Account Number _____________________________________________________________

Transaction Code Number ________________________________________________________

Ladies and Gentlemen:

         The undersigned hereby tenders to Price Enterprises, Inc., a Maryland corporation (the "Company"), the above-described shares of Common Stock, $0.0001 par value (the "Enterprises Common Stock"), at a purchase price of $7.00 per share, net to the seller in cash, without interest thereon (the "Offer Price"), upon the terms and subject to the conditions set forth in the Company's Offer to Purchase dated August 10, 2001 (the "Offer to Purchase"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, together with the Offer to Purchase, each as amended or supplemented from time to time, together constitute the "Offer").

         Upon the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms and conditions of such extension or amendment) and effective upon acceptance for payment of and payment for the Enterprises Common Stock tendered herewith, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to all Enterprises Common Stock tendered hereby, or orders the registration of all such Enterprises Common Stock tendered by book-entry transfer that are purchased pursuant to the Offer, and hereby irrevocably constitutes and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Enterprises Common Stock, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver certificates evidencing such Enterprises Common Stock, or transfer ownership of such Enterprises Common Stock on the account books maintained by DTC, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of the Company, upon receipt by the Depositary, as the undersigned's agent, of the Offer Price with respect to such Enterprises Common Stock, (ii) present such certificates for cancellation and transfer on the books of the Company and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Enterprises Common Stock, all in accordance with the terms of the Offer.

         The undersigned hereby represents and warrants to the Company that the undersigned has full power and authority to tender, sell, assign and transfer the Enterprises Common Stock tendered hereby and that when the same are accepted for payment by the Company, the Company will acquire good, marketable and unencumbered title thereto, free and clear of all security interests, liens, restrictions, charges, encumbrances, conditional sales agreements or other obligations relating to their sale or transfer, and not subject to any adverse claim. On request, the undersigned will execute and deliver any additional documents the Depositary or the Company deems necessary or desirable to complete the assignment, transfer and purchase of the Enterprises Common Stock tendered hereby.

         All authority herein conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned, and any obligations of the undersigned under this Letter of Transmittal shall be binding upon the heirs, executors, administrators, trustees in bankruptcy, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

     The undersigned understands that valid tenders of Enterprises Common Stock pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the instructions hereto will constitute an agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offer.

         The undersigned recognizes that, under certain circumstances set forth in the Offer to Purchase, the Company may terminate or amend the Offer or may postpone the acceptance for payment of, or the payment for, Enterprises Common Stock tendered or may not be required to purchase any of the Enterprises Common Stock tendered hereby.

         Unless otherwise indicated under "Special Payment Instructions" of this Letter of Transmittal, please issue the check for the purchase price of any Enterprises Common Stock purchased, and return any Enterprises Common Stock not tendered or not purchased, in the name(s) of the undersigned and, in the case of Enterprises Common Stock tendered by book-entry transfer, by credit to the account at DTC. Similarly, unless otherwise indicated under "Special Delivery Instructions" of this Letter of Transmittal, please mail the check for the purchase price of any Enterprises Common Stock purchased and any certificates for Enterprises Common Stock not tendered or not purchased (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s). In the event that both the "Special Payment Instructions" and "Special Delivery Instructions" are completed, please issue the check for the purchase price of any Enterprises Common Stock purchased and return any Enterprises Common Stock not tendered or not purchased in the name(s) of, and mail said check and any certificates to, the person(s) so indicated. The undersigned recognizes that the Company has no obligation, pursuant to the "Special Payment Instructions," to transfer any Enterprises Common Stock from the name of the registered holder(s) thereof if the Company does not accept for payment any of the Enterprises Common Stock so tendered.

________________________________________________________________________________
                           SPECIAL PAYMENT INSTRUCTIONS
                         (SEE INSTRUCTIONS 1, 5, 6 AND 7)

To be completed ONLY if the check for the purchase price of Enterprises
Common Stock purchased is to be issued in the name of someone other than the undersigned, if certificates not tendered or not accepted for payment are to be issued in the name of someone other than the someone other than the undersigned or if Enterprises Common Stock tendered hereby and delivered by book-entry transfer that are not accepted for payment are to be returned by credit to an account maintained at DTC other than the account indicated above.


Issue:   / / check                  / / certificate(s)

Name: __________________________________________________________________________
                                   (Please Print)

Address: _______________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
                                 (Include Zip Code)

Taxpayer Identification or Social Security Number:

________________________________________________________________________________
                          (See Substitute Form W-9 below)
________________________________________________________________________________




________________________________________________________________________________
                          SPECIAL DELIVERY INSTRUCTIONS
                         (SEE INSTRUCTIONS 1, 5, 6 AND 7)

To be completed ONLY if certificates not tendered or not accepted for payment and/or the check issued in the name of the undersigned for the purchase price of Enterprises Common Stock purchased is to be mailed to someone other than the undersigned, or to the undersigned at an address other than that shown under "Description of Enterprises Common Stock Tendered."


Mail:    / / check                  / / certificate(s)

Name: __________________________________________________________________________
                                   (Please Print)

Address: _______________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
                                 (Include Zip Code)

Taxpayer Identification or Social Security Number:

________________________________________________________________________________
                          (See Substitute Form W-9 below)
________________________________________________________________________________

________________________________________________________________________________
                                PLEASE SIGN HERE

                           (SEE INSTRUCTIONS 1 AND 5)
                 (PLEASE COMPLETE SUBSTITUTE FORM W-9 BELOW)


________________________________________________________________________________

________________________________________________________________________________
                            Signature(s) of Owner(s)

Dated: _______________________, 2001

(Must be signed by registered holder(s) exactly as name(s) appear(s) on share certificates or on a security position listing or by a person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information. See Instruction 5.)

Name(s): _______________________________________________________________________

________________________________________________________________________________
                                 (Please Print)

Capacity (full title): _________________________________________________________

Address: _______________________________________________________________________

________________________________________________________________________________
                                 (Include Zip Code)

Area Code and Telephone Number: ________________________________________________

Taxpayer Identification or
 Social Security Number(s): ____________________________________________________
                                 (See Substitute Form W-9 contained herein)

                           GUARANTEE OF SIGNATURE(S)
                   (IF REQUIRED - SEE INSTRUCTIONS 1 AND 5)

                   FOR USE BY FINANCIAL INSTITUTIONS ONLY.
                  PLACE MEDALLION GUARANTEE IN SPACE BELOW.


Authorized Signature: __________________________________________________________

Name(s): _______________________________________________________________________

________________________________________________________________________________
                                 (Please Print)

Name of Firm: __________________________________________________________________

Address: _______________________________________________________________________

________________________________________________________________________________
                                 (Include Zip Code)

Area Code and Telephone Number: ________________________________________________

Dated: _______________________, 2001
________________________________________________________________________________

                                 INSTRUCTIONS
            FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER


         1. GUARANTEE OF SIGNATURES. All signatures on this Letter of Transmittal must be guaranteed by a recognized participant in the Securities Transfer Agents Medallion Program (a "Medallion Signature Guarantor"), unless
(i) this Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this document, shall include any participant in DTC whose name appears on the security position listing as the owner of Enterprises Common Stock) of the Enterprises Common Stock tendered hereby and such holder(s) has (have) completed neither the box entitled "Special Payment Instructions" nor the box entitled "Special Delivery Instructions" on this Letter of Transmittal or (ii) such Enterprises Common Stock are tendered for the account of a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office or correspondent in the United States (each of the foregoing, including a Medallion Signature Guarantor, being referred to as an "Eligible Institution"). See Instruction 5.

         2. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES; GUARANTEED DELIVERY PROCEDURES. This Letter of Transmittal is to be used if certificates are to be forwarded herewith or, unless an Agent's Message is utilized, if a tender of Enterprises Common Stock is to be made pursuant to the procedures for delivery by book-entry transfer set forth in Section 3 of the Offer to Purchase. Certificates evidencing all physically tendered Enterprises Common Stock, or confirmation ("Book-Entry Confirmation") of any book-entry transfer into the Depositary's account at DTC of Enterprises Common Stock delivered by book-entry as well as a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof), and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth herein prior to the Expiration Date. If certificates are forwarded to the Depositary in multiple deliveries, a properly completed and duly executed Letter of Transmittal must accompany each such delivery.

         Stockholders whose certificates are not immediately available, who cannot deliver their certificates and all other required documents to the Depositary prior to the Expiration Date, or who cannot comply with the book-entry transfer procedures on a timely basis may tender their Enterprises Common Stock pursuant to the guaranteed delivery procedure described in Section 3 of the Offer to Purchase. Pursuant to such procedure, (i) such tender must be made by or through an Eligible Institution, (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by the Company, must be received by the Depositary prior to the Expiration Date and (iii) the certificates evidencing all physically tendered Enterprises Common Stock (or Book-Entry Confirmation with respect to such Enterprises Common Stock) in proper form for transfer by delivery together with a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof), with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Depositary within three business days after the date of execution of such Notice of Guaranteed Delivery, all as described in Section 3 of the Offer to Purchase.

         THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, CERTIFICATES AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH THE BOOK-ENTRY TRANSFER FACILITY, ARE AT THE OPTION AND RISK OF THE TENDERING STOCKHOLDER, AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

         No alternative, conditional or contingent tenders will be accepted and no fractional shares of Enterprises Common Stock will be purchased. By execution of this Letter of Transmittal (or a facsimile thereof), all tendering stockholders waive any right to receive any notice of the acceptance of their Enterprises Common Stock for payment.

         3. INADEQUATE SPACE. If the space provided herein under "Description of Enterprises Common Stock Tendered" is inadequate, the certificate numbers, the number of Enterprises Common Stock evidenced by such certificates and the number of Enterprises Common Stock tendered should be listed on a separate signed schedule and attached hereto.

         4. PARTIAL TENDERS. (Not applicable to stockholders who tender by book-entry transfer.) If fewer than all of the shares of Enterprises Common Stock evidenced by the certificate submitted are to be tendered, fill in the number of shares of Enterprises Common Stock which are to be tendered in the box entitled "Number of Shares of Enterprises Common Stock Tendered." In such case, new certificate(s) evidencing the remainder of the shares of Enterprises Common Stock that were evidenced by the old certificate(s) will be sent to the registered holder, unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the Expiration Date. All shares of Enterprises Common Stock represented by the certificate(s) delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

         5. SIGNATURES ON LETTER OF TRANSMITTAL; STOCK POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Enterprises Common Stock tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificates evidencing such Enterprises Common Stock without alteration, enlargement or any other change whatsoever. If any shares of Enterprises Common Stock tendered hereby are owned of record by two or more persons, all such persons must sign this Letter of Transmittal.

         If any of the shares of Enterprises Common Stock tendered hereby are registered in the names of different holders, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of such Enterprises Common Stock.

         If this Letter of Transmittal is signed by the registered holder(s) of the Enterprises Common Stock tendered hereby, no endorsements of certificates or separate stock powers are required, unless payment is to be made to, or certificates evidencing Enterprises Common Stock not tendered or not purchased are to be issued in the name of, a person other than the registered holder(s), in which case, the certificate(s) evidencing the Enterprises Common Stock tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such certificate(s). Signatures on such certificate(s) and stock powers must be guaranteed by a Medallion Signature Guarantor.

         If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Enterprises Common Stock tendered hereby, the certificate(s) evidencing the Enterprises Common Stock tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such certificate(s). Signatures on such certificate(s) and stock powers must be guaranteed by a Medallion Signature Guarantor.

         If this Letter of Transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Company of such person's authority to so act must be submitted.

         6. STOCK TRANSFER TAXES. Except as otherwise provided in this Instruction 6, the Company will pay all stock transfer taxes with respect to the sale and transfer of any Enterprises Common Stock to it or its order pursuant to the Offer. If, however, payment of the purchase price of any Enterprises Common Stock purchased is to be made to, or if Enterprises Common Stock certificates evidencing Enterprises Common Stock not tendered or not purchased are to be registered in the name of, any person other than the registered holder(s), or if certificates evidencing tendered shares are registered in the name of the person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) payable on account of the transfer to such other person will be deducted from the purchase price of such Enterprises Common Stock purchased unless evidence satisfactory to the Company of the payment of such taxes, or exemption therefrom, is submitted.

         7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If a check for the purchase price of any Enterprises Common Stock tendered hereby is to be issued, or certificate(s) evidencing Enterprises Common Stock not tendered or not purchased are to be issued, in the name of a person other than the person(s) signing this Letter of Transmittal or if a check issued in the name of the person(s) signing this Letter of Transmittal is to be sent to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal but at an address other than that shown in the box entitled "Description of Enterprises Common Stock Tendered" on this Letter of Transmittal, the appropriate boxes captioned "Special Payment Instructions" and/or "Special Delivery Instructions" on this Letter of Transmittal must be completed. Stockholders tendering Enterprises Common Stock by book-entry transfer may request that Enterprises Common Stock not purchased be credited to such account maintained at any of the book-entry transfer facilities as such stockholder may designate under "Special Delivery Instructions." If no such instructions are given, any such Enterprises Common Stock not purchased will be returned by crediting the account at the book-entry transfer facilities at DTC.

         8. IRREGULARITIES. The Company will determine, in its reasonable discretion, all questions as to the number of shares of Enterprises Common Stock to be accepted, the price to be paid therefor and the validity, form, eligibility (including time of receipt) and acceptance for payment of any tender of Enterprises Common Stock and its determination shall be final and binding on all parties. The Company reserves the right to reject any or all tenders of Enterprises Common Stock determined by it not to be in proper form or the acceptance of or payment for which may be unlawful. Subject to Section 5 of the Offer to Purchase, the Company also reserves the right to waive any of the conditions of the Offer or any defect or irregularity in the tender of any particular shares of Enterprises Common Stock and the Company's interpretation of the terms of the Offer (including these instructions) will be final and binding on all parties. No tender of Enterprises Common Stock will be deemed to be validly made until all defects and irregularities have been cured or waived. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as the Company shall determine. Neither the Company, the Depositary nor any other person is or will be obligated to give notice of any defects or irregularities in tenders, nor shall any of them incur any liability for failure to give any such notice.

         9. QUESTIONS AND REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance may be directed to Mellon Investor Services LLC in its capacity as the information agent (the "Information Agent") at its address or telephone number set forth below. Additional copies of the Offer to Purchase, this Letter of Transmittal and the Notice of Guaranteed Delivery may be obtained from the Information Agent. Stockholders may also contact their broker, dealer, commercial bank or trust company.

         10. SUBSTITUTE FORM W-9. Each tendering stockholder is required to provide the Depositary with a correct Taxpayer Identification Number ("TIN") on the Substitute Form W-9 which is provided under "Important Tax Information" below, and to certify, under penalties of perjury, that such number is correct and that such stockholder is not subject to backup withholding of federal income tax. If a tendering stockholder has been notified by the Internal Revenue Service that such stockholder is subject to backup withholding, such stockholder must cross out item (2) of the Certification box of the Substitute Form W-9, unless such stockholder has since been notified by the Internal Revenue Service that such stockholder is no longer subject to backup withholding. Failure to provide the information on the Substitute Form W-9 may subject the tendering stockholder to up to 31% federal income tax withholding on the full payment of the purchase price of all Enterprises Common Stock purchased from such stockholder. If the tendering stockholder has applied for a TIN but has not yet been issued the TIN or intends to apply for one in the near future, such stockholder should check the box next to "Awaiting TIN" in Part 3 of the Substitute Form W-9, and sign and date the "Certificate of Awaiting Taxpayer Identification Number." If the box in Part 3 of Substitute Form W-9 is checked and the Depositary is not provided with a TIN within 60 days, the Depositary will withhold up to 31% on the full payment of the purchase price to such stockholder until a TIN is provided to the Depositary.

         11. LOST, DESTROYED OR STOLEN CERTIFICATES. If any certificate(s) representing Enterprises Common Stock have been lost, destroyed or stolen, the stockholder should promptly notify the Depositary by checking the box immediately following the description of Enterprises Common Stock tendered and indicating the number of shares of Enterprises Common Stock lost. The stockholder will then be instructed as to the steps that must be taken in order to replace the certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen certificate(s) have been followed. To expedite this process, call (800) 270-3449.

         IMPORTANT: THIS LETTER OF TRANSMITTAL (OR FACSIMILE HEREOF), PROPERLY COMPLETED AND DULY EXECUTED, OR AN AGENT'S MESSAGE IN THE CASE OF A BOOK-ENTRY TRANSFER, IN EACH CASE TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES AND CERTIFICATES (OR BOOK-ENTRY CONFIRMATION) AND ALL OTHER REQUIRED DOCUMENTS, OR A PROPERLY COMPLETED AND DULY EXECUTED NOTICE OF GUARANTEED DELIVERY, MUST BE RECEIVED BY THE DEPOSITARY ON OR PRIOR TO THE EXPIRATION DATE.

                            IMPORTANT TAX INFORMATION

         Under the federal income tax laws, a stockholder whose tendered Enterprises Common Stock is accepted for payment is required to provide the Depositary (as payer) with such stockholder's correct TIN on Substitute Form W-9 below. If such stockholder is an individual, the TIN is such stockholder's social security number. If the Depositary is not provided with the correct TIN, the stockholder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such stockholder with respect to Enterprises Common Stock purchased pursuant to the Offer may be subject to backup withholding at a maximum rate of 31%.

         Certain stockholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, such individual must submit a statement, signed under penalties of perjury, attesting to such individual's exempt status. Forms of such statements can be obtained from the Depositary. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

         If backup withholding applies, the Depositary is required to withhold up to 31% of any payments made to the stockholder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9

         To prevent backup withholding on payments that are made to a stockholder with respect to Enterprises Common Stock purchased pursuant to the Offer, the stockholder is required to notify the Depositary of such stockholder's correct TIN by completing the form below certifying (a) that the TIN provided on Substitute Form W-9 is correct (or that such stockholder is awaiting a TIN) and (b) that (i) such stockholder has not been notified by the Internal Revenue Service that such stockholder is subject to backup withholding as a result of a failure to report all interest or dividends or (ii) the Internal Revenue Service has notified such stockholder that such stockholder is no longer subject to backup withholding.

WHAT NUMBER TO GIVE THE DEPOSITARY

         The stockholder is required to give the Depositary the social security number or employer identification number of the record holder of the Enterprises Common Stock tendered hereby. If the Enterprises Common Stock are in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report. If the tendering stockholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, the stockholder should check the box next to "Awaiting TIN" in Part 3, and sign and date the "Certificate of Awaiting Taxpayer Identification Number." If the box in Part
3 of Substitute Form W-9 is checked and the Depositary is not provided with a TIN within 60 days, the Depositary will withhold up to 31% of the full payment of the purchase price to such stockholder until a TIN is provided to the Depositary.

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

                         MELLON INVESTOR SERVICES LLC


____________________________________________________________________________________________________________________________________
SUBSTITUTE                               PART 1 - PLEASE PROVIDE YOUR TIN IN THE BOX AT
FORM W-9                                 RIGHT AND CERTIFY BY SIGNING AND DATING BELOW.          ______________________________
                                                                                                  Social Security Number(s)
                                                                                                             or
                                         (If you do not have a TIN but have submitted an         Employer Identification Number
                                         application for one or intend to do so in the           ______________________________
                                         near future, write "Applied For" instead.)
                                         _______________________________________________
                                         PART 2 - CERTIFICATION
                                                                                                 ______________________________
DEPARTMENT OF THE TREASURY               Under Penalties of Perjury, I certify that:             PART 3 -
INTERNAL REVENUE SERVICE
                                         (1) The number shown on this form is my                 Awaiting TIN / /
PAYER'S REQUEST FOR                      correct Taxpayer  Identification  Number (or I
TAXPAYER IDENTIFICATION                  am waiting for a number to be issued to me);
NUMBER (TIN)
                                         (2) I am not subject to backup withholding
                                         either because I have not been notified by the
                                         Internal Revenue Service (the "IRS") that I am
                                         subject to backup withholding as a result of
                                         failure to report all interest or dividends,
                                         or because the IRS has notified me that I am no
                                         longer subject to backup withholding; and

                                         (3) any other information provided in this Form
                                         is true and correct.
____________________________________________________________________________________________________________________________________
CERTIFICATION INSTRUCTIONS -

You must cross out item (2) in Part 2 above if you have been notified by the IRS that you are subject to backup withholding because of under-reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2).

SIGNATURE ____________________________________________________________________________________ DATE ___________________, 2001
____________________________________________________________________________________________________________________________________

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF UP TO 31% OF ANY PAYMENTS MADE TO YOU PURSUANT
TO THE EXCHANGE OFFER AND CONSENT SOLICITATION. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER
IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF SUBSTITUTE FORM W-9.

____________________________________________________________________________________________________________________________________
                                      CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalty of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within 60 days of the date payment is made, the backup withholding amount of up to 31% will be remitted to the IRS.

Signature: _______________________________________________________________________________________ Date: _________________, 2001
____________________________________________________________________________________________________________________________________



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

     Questions or requests for assistance or additional copies of the Offer to Purchase, any supplements thereto, this Letter of Transmittal and other tender offer materials may be directed to the Information Agent as set forth below.


                     THE INFORMATION AGENT FOR THE OFFER IS:


                          MELLON INVESTOR SERVICES LLC
                                 44 Wall Street
                                    7th Floor
                               New York, NY 10005
                            Toll Free: (800) 335-7842


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